UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2007

Commission File Number: 000-49768

BLACK GARDENIA CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada	43-195-4778
(state or other jurisdiction of	(I.R.S. Employer I.D. No.)
incorporation or organization)

Level 30, Bank of China Tower, 1 Garden Road, Central Hong Kong
(Address of principal executive offices)

011-852-9836-2643
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Changes in Control of Registrant.

On January 15, 2007, Black Gardenia Corp. (the "Company") appointed Toby Chu, Tim Leong and Allen Chuto to its Board of Directors. This brings the total number of Directors to four.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 18, 2007

BLACK GARDENIA CORP.
(Issuer)

By:  /s/ Amy Ng
Amy Ng, Director, President, Secretary,
Chief Executive Officer, Chief Financial Officer